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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2003

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

             001-06249                                34-6513657
     (Commission File Number)            (I.R.S. Employer Identification No.)

                                 125 Park Avenue
                               New York, NY 10017
          (Address of principal executive offices, including ZIP code)

                                 (212) 949-1373
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

The registrant issued a press release on December 31, 2003, in which it announced that the registrant and FUR Investors LLC have closed the transactions provided for pursuant to a Stock Purchase Agreement between the parties, resulting in the purchase by FUR Investors LLC of 5,000,000 newly issued common shares from the registrant at a price of $2.60 per share, following the closing of the public tender offer of FUR Investors LLC, in which it acquired 5,000,000 outstanding common shares at a price of $2.30 per share. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

Exhibit No.      Description
-----------      -----------

   99.1 Press Release, dated December 31, 2003, issued by First Union Real Estate Equity and Mortgage Investments






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 31, 2003


                                      FIRST UNION REAL ESTATE EQUITY AND
                                      MORTGAGE INVESTMENTS



                                      By: /s/ Neil H. Koenig
                                         --------------------------------------
                                         Name:  Neil H. Koenig
                                         Title:  Interim Chief Financial Officer



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                                  EXHIBIT LIST

Exhibit No.      Description
-----------      -----------

   99.1 Press Release, dated December 31, 2003, issued by First Union Real Estate Equity and Mortgage Investments